                                                                EXHIBIT 10.39(g)

                          SEVENTH AMENDMENT AGREEMENT
                          ---------------------------

     AGREEMENT, dated December 6, 1995, to be effective as of November 30, 1995, among BUTLER SERVICE GROUP, INC. a New Jersey corporation, BUTLER INTERNATIONAL, INC., a Maryland corporation, BUTLER SERVICE GROUP CANADA, LTD., a Canadian corporation, and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation.

                                   Background
                                   ----------

     A. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Credit Agreement dated as of May 31, 1994, between Butler Service Group, Inc. and General Electric Capital Corporation (as amended, modified or supplemented from time to time, the "Credit Agreement".
                                                 -----------------

     B. The Borrower has requested that the Lender further extend the date by which the Maximum Revolving Loan shall be reduced to $50,000,000.

     C. The Lender has agreed to the Borrower's request subject to the terms and conditions of this Agreement.


                                   Agreement
                                   ---------

     In consideration of the Background, which is incorporated by reference, the parties, intending to be legally bound, agree as follows:

     1.  Modifications.  All the terms and provisions of the Credit Agreement
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and the other Loan Documents shall remain in full force and effect except as follows:

         (a) Section 2.01 of the Credit Agreement is deleted and the following is substituted therefor:

          Section 2.01 Revolving Loan.  (a)  Upon and subject to the terms and
                       --------------
          conditions set forth in this Agreement, and relying on the representations, warranties and covenants of the Borrower set forth in this Agreement, until the Commitment Termination Date, the Lender agrees to make the Advances to the Borrower against the Eligible Accounts, the Eligible Pending Accounts Receivable and the Fixed Contracts Account Receivable, for the Borrower's use and upon the request of the Borrower, from time to time in the aggregate principal amount which shall not exceed the lesser at such time of (X) the Maximum Revolving Loan less the aggregate outstanding amount of the Letters of Credit and (Y) the Borrowing Base less the sum of the aggregate outstanding amount of the Letters of Credit and the aggregate amount of the Reserves.

          Notwithstanding the foregoing, the Borrower agrees to take all steps to ensure that the Maximum Revolving Loan shall be reduced to amounts not greater than those set forth below for the dates specified:

                Date                 Maximum Revolving Loan
                ----                 ----------------------

          December 1, 1995                $55,000,000
          December 11, 1995               $54,000,000
          December 18, 1995               $53,000,000
          December 26, 1995               $52,000,000
          January 2, 1996                 $51,000,000
          January 8, 1996                 $50,000,000


          (b) In addition to the foregoing, the Borrower agrees to reduce the Maximum Revolving Loan to an amount not greater than $50,000,000 upon receipt by the Borrower or the Parent of proceeds from an offering of its equity securities or the placement of subordinated indebtedness on terms and conditions satisfactory to the Lender.

     (b) Section 3.17 of the Credit Agreement is deleted and the following is substituted therefor:

          3.17  Overadvance Fee.  The Borrower agrees to pay to the Lender the
                ---------------
          Overadvance Fee for each calendar day that there exists an Overadvance; notwithstanding the foregoing, the Borrower agrees that in no event shall Overadvances exceed the amounts set forth below for the dates specified:

                Date                 Maximum Revolving Loan
                ----                 ----------------------

          December 1, 1995                 $2,000,000
          December 11, 1995                $1,750,000
          December 18, 1995                $1,500,000
          December 26, 1995                $1,250,000
          January 2, 1996                  $1,000,000
          January 8, 1996                  $  500,000
          January 15, 1996                 $        0

          (c) The definition of "Maximum Revolving Loan" contained in Schedule "1.01" to the Credit Agreement is deleted and the following is substituted therefor:

     "Maximum Revolving Loan" shall mean the agreement of the Lender to make
      ----------------------
     advances to the Borrower up to the maximum aggregate amount outstanding of

     $55,000,000, subject to the terms and conditions of the Credit Agreement, including, without limitation, Section 2.01 thereof.

          (b) The definition of "Overadvance Fee" contained in Schedule "1.01" to the Credit Agreement is deleted and the following is substituted therefor:

     "Overadvance Fee" shall mean the amount of $3,000, which amount shall be
      ---------------
     due and payable for each Overadvance.

     2.   Fees.  (a)  In consideration of the Lender's extension of the date on
          ----
which the Maximum Revolving Loan is to be reduced to $50,000,000, the Borrower agrees to pay the following fees to the Lender:

               (I) $20,000 simultaneously with the execution and delivery of this Agreement;

              (ii) $5,000 on January 2, 1996, if the Maximum Revolving Loan has not been reduced to $50,000,000 (or less) on or before such date; and

             (iii) $5,000 on January 8, 1996, if the Maximum Revolving Loan has not been reduced to $50,000,000 (or less) on or before such date.

          (b) The Borrower agrees that the fees set forth under subsection (a) above shall be deemed "Fees" under the Credit Agreement.

     3.   Conditions Precedent.  The Lender's obligations under this Agreement
          --------------------
are contingent upon the Lender's receipt of the following, all in form, scope and content acceptable to the Lender in its sole discretion:

          (a)  Amendment Agreement.  This Agreement duly executed by the parties
               -------------------
hereto.

          (b)  Other.  Such other agreements and instruments as the Lender shall
               -----
require.

     4    Reaffirmation By Borrower.  The Borrower acknowledges and agrees, and
          -------------------------
reaffirms, that it is legally, validly and enforceably indebted to the Lender under the Revolving Note without defense, counterclaim or offset, and that it is legally, validly and enforceably liable to the Lender for all costs and expenses of collection and attorneys' fees related to or in any way arising out of this Agreement, the Credit Agreement, the Revolving Note and the other Loan Documents. The Borrower hereby restates and agrees to be bound by all covenants contained in the Credit Agreement and the other Loan Documents and hereby reaffirms that all of the representations and warranties contained in the Credit Agreement remain true and correct in all material respects except as disclosed in connection with the execution and delivery of the First Amendment

Agreement dated December 14, 1994 (the "First Amendment Agreement"). The
                                        -------------------------
Borrower represents that except as set forth in the Credit Agreement and the First Amendment Agreement, ere are not pending or to the Borrower's knowledge threatened, legal proceedings to which the Borrower or either of the Guarantors is a party, or which materially or adversely affect the transactions contemplated by this Agreement or the ability of the Borrower or either of the Guarantors to conduct its business. The Borrower acknowledges and represents that the resolutions of the Borrower dated May 25, 1994, remain in full force and effect and have not been amended, modified, rescinded or otherwise abrogated.

     5    Reaffirmation by Guarantors.  Each of the Guarantors acknowledges that
          ---------------------------
each is legally and validly indebted to the Lender under the Guaranty of each without defense, counterclaim or offset. Each of the Guarantors affirms that the Guaranty of each remains in full force and effect and acknowledges that the Guaranty of each encompasses, without limitation, the amount of the Maximum Revolving Loan, as modified herein.

     6    Other Representations By Borrower and Guarantors.  The Borrower and
          ------------------------------------------------
the Guarantors each represents and confirms that (a) no Default or Event of Default has occurred and is continuing and the Lender has not given its consent to or waived any Default or Event of Default and (b) the Credit Agreement and the other Loan Documents are in full force and effect and enforceable against the Borrower and Guarantors in accordance with the terms thereof. The Borrower and the Guarantors each represent and confirm that as of the date hereof, each has no claim or defense (and the Borrower and the Guarantors each hereby waive every claim and defense) against the Lender arising out of or relating to the Credit Agreement and the other Loan Documents or the making, administration or enforcement of the Revolving Loan and the remedies provided for under the Loan Documents.

     7    No Waiver By Lender.  The Borrower and the Guarantors each
          -------------------
acknowledges that (a) by the execution by each of this Agreement, the Lender is not waiving any Default, whether now existing or hereafter occurring, disclosed or undisclosed, by the Borrower under the Loan Documents and (b) the Lender reserves all rights and remedies available to it under the Loan Documents and otherwise.

     The parties have executed this Agreement on the date first written above to be effective as of November 30, 1995.

                              BUTLER SERVICE GROUP, INC.


                              By    /s/ Michael C. Hellriegel
                                    ----------------------------------
                                    Michael C. Hellriegel
                                    Its Vice President and Comptroller

                              BUTLER INTERNATIONAL, INC.


                              By    /s/ Michael C. Hellriegel
                                    ----------------------------------
                                    Michael C. Hellriegel
                                    Its Vice President and Comptroller

                              BUTLER SERVICE GROUP CANADA,
                                LTD.


                              By    /s/ Michael C. Hellriegel
                                    ----------------------------------
                                    Michael C. Hellriegel
                                    Its Assistant Secretary


                              GENERAL ELECTRIC CAPITAL
                                CORPORATION


                              By    /s/ Martin S. Greenberg
                                    ----------------------------------
                                    Martin S. Greenberg
                                    Its Duly Authorized Signatory